UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 2, 2005


                         SEARS ROEBUCK ACCEPTANCE CORP.
               (Exact name of registrant as specified in charter)


         Delaware                     1-4040                   51-0080535
     (State or Other         (Commission File Number)         (IRS Employer
       Jurisdiction                                        Identification No.)
    of Incorporation)


                    3711 Kennett Pike                             19807
                  Greenville, Delaware                         (Zip code)
        (Address of principal executive offices)

        Registrant's telephone number, including area code: (302) 434-3100

  (Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

     On June 2, 2005 the Securities and Exchange Commission issued an order approving the Registrant's application to delist from the New York Stock Exchange its 7% Notes due 2042 (ticker: SRJ, Cusip #812404408), 7.4% Notes due 2043 (ticker: SRL, Cusip #812404507) and 6.75% Notes due September 2005 (ticker:
SRAC05, Cusip #812404AF8) (collectively, the "Notes"). Thereafter, the New York Stock Exchange struck the Notes from listing and registration thereon. On June3, 2005, the Registrant voluntarily filed a Form 15 with the Securities and Exchange Commission to terminate the registration of the Company's securities registered under the Securities Exchange Act of 1934, as amended. Accordingly, the Registrant's reporting obligations, and the related reporting obligations with respect to the guarantor of its debt, Sears, Roebuck and Co., under the federal securities laws have been suspended.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                  SEARS ROEBUCK ACCEPTANCE CORP.

                  By:   /s/ Keith E. Trost
                        ------------------
                        Keith E. Trost
                        President

Date: June 3, 2005